Exhibit 99


                       HERLEY REPORTS 1ST QUARTER RESULTS
            CONFERENCE CALL SCHEDULED FOR TUESDAY, DECEMBER 12, 2006

Lancaster, PA. December 11, 2006. Herley Industries, Inc. (Nasdaq:HRLY) reported net sales for the first quarter ended October 29, 2006 of $40.1 million, down $1.8 million or 4.3% from the first quarter of last year.

Herley reported a loss of ($0.43) per share which included the impact of employment contract settlement costs for the Company's former Chairman.
Excluding the impact of the employment contract settlement costs, basic and diluted earnings per common share would have been $.07 for the thirteen weeks ended October 29, 2006 as compared to basic and diluted earnings per common share of $.28 and $.26, respectively for the thirteen weeks ended October 30, 2005. A reconciliation of the Non-GAAP earnings per common share calculation is as follows:

                                                                     Thirteen weeks ended
                                                                     --------------------
                                                            Non-GAAP
                                                            Measure          As Reported Under GAAP
                                                            -------          ----------------------
                                                          October 29,      October 29,      October 30,
                                                             2006             2006             2005
                                                             ----             ----             ----
(Loss) income before income taxes                           ($7,561)         ($7,561)          $5,678
Employment contract settlement costs                          8,914                -                -
Income before income taxes                                    1,353           (7,561)           5,678
                                                             ------           ------           ------
Provision (benefit) for income taxes                            381           (1,550)           1,703
                                                             ------           ------           ------
Net income (loss)                                              $972          ($6,011)          $3,975
                                                             ======           ======           ======
Earnings (loss) per common share - Basic                      $0.07           ($0.43)           $0.28
                                                             ======           ======           ======
       Basic weighted average shares                         13,862           13,862           14,446
                                                             ======           ======           ======
Earnings (loss) per common share - Diluted                    $0.07           ($0.43)           $0.26
                                                             ======           ======           ======
       Basic weighted average shares                         14,148           13,862           15,240
                                                             ======           ======           ======

John M. Kelley, Herley's President stated, "We are very pleased that the suspension has been lifted and we are able to conduct business as usual. Since the lifting of the suspension, order placement has been strong, as reflected by our first quarter book to bill ratio of 1.12 to 1. We expect bookings to be brisk as our customers submit orders unencumbered by the suspension."

Herley will host a conference call on Tuesday December 12, 2006 at 9:30 A.M. Eastern Standard Time to discuss the quarter. To join the conference call dial 1
(888) 425-4188, referencing Conference ID 4210073. A taped replay of the call will be available through December 19, 2006. To listen to the replay dial: 1
(800) 642 1687 (U.S.) or 1 (706)  645-9291  (International),  and  Conference ID
4210073.

In addition, the conference call will be broadcast live over the Internet and can be accessed through the following URL: http://www.videonewswire.com/event. asp?id=36988

To listen to the live call on the Internet, go to the web site 15 minutes early to register, download and install any necessary audio software.

Herley Industries, Inc. is a leader in the design, development and manufacture of microwave technology solutions for the defense, aerospace and medical industries worldwide. Based in Lancaster, PA, Herley has eight manufacturing locations and approximately 1000 employees. Additional information about the company can be found on the Internet at www.herley.com.

                                                            ...... tables follow

















For information at Herley contact:
Peg Guzzetti                                                Tel:  (717) 735-8117
Investor Relations                                          www.herley.com

Safe Harbor Statement - Except for the historical information contained herein, this release may contain forward-looking statements. Such statements are inherently subject to risks and uncertainties. When used in this report, words such as "anticipated," "believes," "could," "estimates," "expects," "may," "plans," "potential" and "intends" and similar expressions, as they relate to the Company or its management, identify forward-looking statements. Such forward-looking statements are based on the belief of the Company's management, as well as assumptions made by and information currently available to the Company's management. The Company's results could differ materially based on various factors, including, but not limited to, cancellation or deferral of customer orders, difficulties in the timely development of new products, difficulties in manufacturing, increased competitive pressures, the effects of the recently announced indictment of the Company and general economic conditions. The Company undertakes no obligation to update forward- looking statements as a result of future events or developments.

                    HERLEY INDUSTRIES, INC. AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                        (In thousands, except share data)

                                                                   October 29,      July 30,
                                                                      2006            2006
                                                                  --------------    ----------
                                                                   (Unaudited)      (Audited)
                 ASSETS
Current Assets:
     Cash and cash equivalents                                  $        21,482   $    22,303
     Trade accounts receivable                                           30,930        30,600
     Costs incurred and income recognized in excess
        of billings on uncompleted contracts and claims                  13,258        13,926
     Other receivables                                                    1,204           769
     Inventories, net                                                    52,172        52,909
     Deferred income taxes and other                                      5,963         4,932
                                                                  --------------    ----------
                        Total Current Assets                            125,009       125,439
Property, Plant and Equipment, net                                       30,184        30,478
Goodwill                                                                 73,612        73,612
Intangibles, net of accumulated amortization of $3,915
     at October 29, 2006 and $3,468 at July 30, 2006                     19,721        19,989
Other Assets                                                              2,037         1,932
                                                                  --------------    ----------
                                                                $       250,563   $   251,450
                                                                  ==============    ==========
     LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities:
     Current portion of long-term debt                          $         1,278   $       630
     Current portion of employment settlement agreement -
        (net of imputed interest of $342)                                   816         -
     Accounts payable and accrued expenses                               19,809        21,503
     Billings in excess of costs incurred and
         income recognized on uncompleted contracts                         589           555
     Income taxes payable                                                 4,072         3,395
     Accrual for contract losses                                          2,794         2,959
     Accrual for warranty costs                                           1,068           986
     Advance payments on contracts                                        3,584         3,323
                                                                  --------------    ----------
                        Total Current Liabilities                        34,010        33,351
Long-term Debt                                                            6,909         5,948
Long-term Portion of Employment Settlement Agreement -
   (net of imputed interest of $728)                                      4,920         -
Other Long-term Liabilities                                               1,390         1,265
Deferred Income Taxes                                                     5,605         7,416
                                                                  --------------    ----------
                                                                         52,834        47,980
                                                                  --------------    ----------
Commitments and Contingencies
Shareholders' Equity:
     Common stock, $.10 par value; authorized
       20,000,000 shares; issued 14,660,716
        and outstanding 13,862,149                                        1,466         1,466
     Additional paid-in capital                                         113,730       113,418
     Retained earnings                                                   90,275        96,286
     Treasury stock, 798,567 common shares at cost                       (9,044)       (9,044)
     Accumulated other comprehensive income                               1,302         1,344
                                                                  --------------    ----------
                        Total Shareholders' Equity                      197,729       203,470
                                                                  --------------    ----------
                                                                $       250,563   $   251,450
                                                                  ==============    ==========

                    HERLEY INDUSTRIES, INC. AND SUBSIDIARIES
             CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
                      (In thousands except per share data)

                                                        Thirteen weeks ended
                                                    October 29,      October 30,
                                                       2006             2005
                                                    ------------     ------------
Net sales                                         $      40,116    $      41,938
                                                    ------------     ------------

Cost and expenses:
      Cost of products sold                              29,831           27,813
      Selling and administrative expenses                 9,022            8,587
      Employment contract settlement costs                8,914           -
                                                    ------------     ------------
                                                         47,767           36,400
                                                    ------------     ------------

      (Loss) income from operations                      (7,651)           5,538
                                                    ------------     ------------

Other income (expense), net:
      Investment income                                     216              110
      Interest expense                                     (143)             (83)
      Foreign exchange gain                                  17              113
                                                    ------------     ------------
                                                             90              140
                                                    ------------     ------------

      (Loss) income before income taxes                  (7,561)           5,678
(Benefit) provision for income taxes                     (1,550)           1,703
                                                    ------------     ------------

      Net (loss) income                           $      (6,011)   $       3,975
                                                    ============     ============

(Loss) earnings per common share - Basic          $    (.43)       $     .28
                                                    ============     ============

      Basic weighted average shares                   13,862           14,446
                                                    ============     ============

(Loss) earnings per common share - Diluted        $    (.43)       $     .26
                                                    ============     ============

      Diluted weighted average shares                 13,862           15,240
                                                    ============     ============

                    HERLEY INDUSTRIES, INC. AND SUBSIDIARIES
           CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)
                                 (In thousands)

                                                                           Thirteen weeks ended
                                                                           --------------------
                                                                         October 29,        October 30,
                                                                            2006               2005
                                                                       ---------------    ---------------
Cash flows from operating activities:
      Net (loss) income                                              $         (6,011)  $          3,975
                                                                       ---------------    ---------------
      Adjustments to reconcile net (loss) income to
         net cash (used in) provided by operating activities:
           Depreciation and amortization                                        1,751              1,730
           Stock-based compensation expense                                       116                 78
           Excess tax benefit from exercise of stock options                        -               (216)
           Employment contract settlement costs (includes $196 of
                stock option modification costs)                                5,914                  -
           Deferred tax assets and liabilities                                 (2,301)               (30)
           Foreign exchange gain                                                  (27)               (31)
           Inventory valuation reserve charges                                    287                331
           Changes in operating assets and liabilities:
                Trade accounts receivable                                        (330)              (437)
                Costs incurred and income
                   recognized in excess of billings on
                   uncompleted contracts and claims                               668             (1,357)
                Other receivables                                                (435)               114
                Inventories                                                       450             (2,844)
                Other current assets                                             (649)              (139)
                Accounts payable and accrued expenses                          (1,695)              (489)
                Billings in excess of costs incurred and
                  income recognized on uncompleted contracts                       34                218
                Income taxes payable                                              677              1,681
                Accrual for contract losses                                      (165)              (210)
                Advance payments on contracts                                     261                145
                Other, net                                                        250                123
                                                                       ---------------    ---------------
                     Total adjustments                                          4,806             (1,333)
                                                                       ---------------    ---------------

           Net cash (used in) provided by operating activities                 (1,205)             2,642
                                                                       ---------------    ---------------

Cash flows from investing activities:
      Acquisition of technology license                                          (179)              (375)
      Capital expenditures                                                     (1,016)            (1,820)
                                                                       ---------------    ---------------
           Net cash used in investing activities                               (1,195)            (2,195)
                                                                       ---------------    ---------------

Cash flows from financing activities:
      Borrowings under bank line of credit                                      4,500              4,000
      Borrowings - other                                                        1,746                  -
      Proceeds from exercise of stock options                                       -                898
      Payments of long-term debt                                                 (167)              (727)
      Payments under bank line of credit                                       (4,500)            (4,000)
      Excess tax benefit from exercises of stock options                            -                216
                                                                       ---------------    ---------------
           Net cash provided by financing activities                            1,579                387
                                                                       ---------------    ---------------

           Net (decrease) increase in cash and cash equivalents                  (821)               834
Cash and cash equivalents at beginning of period                               22,303             20,331
                                                                       ---------------    ---------------
Cash and cash equivalents at end of period                           $         21,482   $         21,165
                                                                       ===============    ===============